UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020 (December 15, 2020)

GREENLAND TECHNOLOGIES HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11-F, Building #12, Sunking Plaza, Gaojiao Road Hangzhou, Zhejiang, People’s Republic of China	311122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (86) 010-53607082

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GTEC	The NASDAQ Stock Market LLC

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On December 15, 2020, Greenland Technologies Holding Corporation (the “Company”) held its annual shareholder meeting. The shareholders approved the following proposals:

Proposal 1 – Election of Directors. The shareholders elected Ming Zhao, Everett Xiaolin Wang, and Charles Athle Nelson as independent directors to hold office until the Company’s 2022 annual general meeting of shareholders, and elected Frank Shen as independent director to hold office until the Company’s 2021 annual general meeting of shareholders. A summary of votes cast is as follows:

Director Nominee	For	Against	Withheld
Ming Zhao	7,358,324	0	1,640
Everett Xiaolin Wang	7,357,320	0	2,644
Charles Athle Nelson	7,359,022	0	942
Frank Shen	7,359,014	0	950

The board of directors of the Company after this annual general meeting of shareholders consists of five directors as follows: (i) Peter Zuguang Wang and Frank Shen are directors to hold office until the Company’s 2021 annual general meeting of shareholders, and (ii) Ming Zhao, Everett Xiaolin Wang, and Charles Athle Nelson are directors to hold office until the Company’s 2022 annual general meeting of shareholders.

 Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firms. The shareholders ratified the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the interim period from January 1, 2020 to November 13, 2020, and ratified the appointment of WWC Corporation as the Company’s independent registered public accounting firm for the remainder of the fiscal year ending December 31, 2020, effective November 16, 2020. This proposal was approved with 7,357,925 shares voting for and 1,573 shares voting against it, with 466 abstaining votes.

Proposal 3 – 2020 Equity Incentive Plan. The shareholders authorized and approved the Company’s 2020 Equity Incentive Plan. This proposal was approved with 7,344,296 voting for and 14,696 voting against it, with 972 abstaining votes.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenland Technologies Holding Corporation

December 15, 2020	By:	/s/ Raymond Z. Wang
	Name:	Raymond Z. Wang
	Title:	Chief Executive Officer

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